SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2007

Corgenix Medical Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events

On May 15, 2007, Douglass T. Simpson, President and Chief Executive Officer of Corgenix Medical Corporation (the “Company”) and Willam H. Critchfield, the Company’s Senior Vice President and Chief Financial Officer, held the Company’s quarterly earnings telephone conference.  An audio copy of the conference call will be available through May 22, 2007, at http://www.corgenix.com/news_releases.htm.

Among the topics discussed was the Company’s legal action pending against Biosafe Laboratories, Inc.  A mediation has been scheduled for June 22, 2007 in Denver, Colorado.  As in the Company’s previous reports, it is not possible to predict the ultimate outcome of the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORGENIX MEDICAL CORPORATION

By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer

Date: May 15, 2007